Exhibit 10.1.9

EIGHTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this “Amendment”), effective as of December 12, 2014 (the “Effective Date”), is by and among IXIA, a California corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as hereinafter defined).

W I T N E S S E T H

WHEREAS, the Borrower, the Subsidiaries of the Borrower from time to time party thereto (the “Guarantors”), certain banks and financial institutions from time to time party thereto (the “Lenders”) and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, are parties to that certain Credit Agreement dated as of December 21, 2012 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has entered into that certain Indenture, dated as of December 7, 2010, between Borrower and Wells Fargo Bank, National Association, as trustee, pursuant to which the Borrower has issued certain unsecured 3.00% Convertible Senior Notes due 2015, which notes are due on December 15, 2015 (the “Existing Convertible Notes”);

WHEREAS, the Loan Parties have requested that the Required Lenders (a) permit the Company to deliver, pursuant to the provisions of an exchange agreement or agreements to be entered into between certain holders (or their representatives) of Existing Convertible Notes (the “Holders”) new unsecured convertible senior notes of the Borrower (the “New Convertible Notes”) in exchange for Existing Convertible Notes (the “Exchanged Convertible Notes”) to be issued pursuant to a new Indenture to be entered into between the Borrower and Wells Fargo Bank, National Association (or such other financial institution as may be selected the Borrower), as trustee (the “New Convertible Note Trustee”), which New Convertible Notes will (i) be in principal amounts that are equal to the principal amounts of the Exchanged Convertible Notes (ii) have (A) an interest (i.e., coupon) rate that is higher than the interest rate on the Exchanged Convertible Notes, (B) a maturity date that is subsequent to the maturity date of the Exchanged Convertible Notes and (C) such other terms as may be agreed between the Borrower and the Holders or between the Borrower and the New Convertible Note Trustee, as applicable (the “Convertible Note Exchange”) and (b) amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders party hereto, constituting the Required Lenders, are willing to consent to the Convertible Note Exchange and amend the Credit Agreement, in each case, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENT

1.1     Amendments to Section 1.01.

(a)     The following definitions appearing in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Convertible Notes” means the 3.00% unsecured convertible notes of the Borrower due December 15, 2015 in an aggregate principal amount of $200,000,000 issued and sold pursuant to the Convertible Note Documents, as such convertible notes may be exchanged as contemplated by the Eighth Amendment.

“Convertible Note Documents” means the Indenture, dated as of December 7, 2010, between Borrower and Wells Fargo Bank, National Association, the Convertible Notes and all other agreements, instruments and other documents pursuant to which the Convertible Notes have been or will be issued or otherwise setting forth the terms of the Convertible Notes, as such documents may be amended, restated, supplemented or replaced as contemplated by the Eighth Amendment.

“Maturity Date” means January 31, 2015.

(b)     The following definition is hereby added to Section 1.01 of the Credit Agreement in alphabetical order as follows:

“Eighth Amendment” shall mean that certain Eighth Amendment to Credit Agreement and Consent, dated December 12, 2014.

(c)     The definition of “Springing Maturity Date” is hereby deleted from Section 1.01 of the Credit Agreement.

1.2     Amendment to Section 6.17. Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

6.17     [Reserved].

1.3     Amendment to Section 7.06(b). Section 7.06(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)     [reserved];

ARTICLE II
CONSENT

2.1     Consent to the Convertible Note Exchange. Subject to the terms and conditions set forth herein and upon the effectiveness of this Amendment, the Administrative Agent and the Lenders party hereto, constituting the Required Lenders, hereby consent to the Convertible Note Exchange notwithstanding anything in Section 7.15 of the Credit Agreement or in any other Loan Document to the contrary. The consent set forth in this Section 2.1 shall be effective only to the extent specifically set forth herein and shall not: (a) be construed as a waiver of any breach, Default or Event of Default nor as a waiver of any breach, Default or Event of Default of which the Lenders have not been informed by the Loan Parties, (b) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Loan Documents, except as specifically modified or waived by this Amendment, (c) be deemed a waiver of any action or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Loan Documents, or (d) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, all such rights and remedies are hereby being expressly reserved.

ARTICLE III
CONDITIONS TO LENDERS’ OBLIGATIONS

3.1     Closing Conditions. This Amendment shall become effective as of the Effective Date upon satisfaction (or waiver) of the following conditions:

(a)     Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Loan Parties, the Lenders constituting the Required Lenders and the Administrative Agent.

(b)     Default. Other than as previously disclosed to and acknowledged by the Administrative Agent, no Default or Event of Default shall exist.

(c)     Fees and Expenses. The Administrative Agent shall have received from the Borrower such fees and expenses that are payable by Borrower in connection with the consummation of the transactions contemplated hereby.

(d)     Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE IV
MISCELLANEOUS

4.1     Amended Terms. On and after the Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2     Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants, as of the Effective Date, as follows:

(a)     It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)     This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)     No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)     The representations and warranties set forth in Article V of the Credit Agreement shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct (subject to the materiality qualifications set forth therein) and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, and except that for purposes of this Section 4.2(d), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively.

(e)     After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default, in either case, of which the Lenders have not been informed.

(f)     The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g)     The Loans and other amounts payable by Borrower pursuant to the Credit Agreement are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

4.3     Reaffirmation of Obligations. Each Loan Party hereby ratifies each Loan Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of each Loan Document applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

4.4     Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

4.5     Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

4.6     Further Assurances. The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

4.7     Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.8     Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

4.9     No Actions, Claims, Etc. As of the date hereof, each of the Loan Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

4.10     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

4.11     Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.12     Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[SIGNATURES ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	IXIA,
a California corporation

	By:	/s/ Ronald W. Buckly
	Name:	Ronald W. Buckly
	Title:	Senior Vice President, Corporate Affairs and General Counsel

GUARANTORS:

CATAPULT COMMUNICATIONS CORPORATION

By:	/s/ Ronald W. Buckly
Name: Title:	Ronald W. Buckly Vice President, Legal

VERIWAVE, INC.

By:	/s/ Ronald W. Buckly
Name: Title:	Ronald W. Buckly Vice President, Legal

ANUE SYSTEMS, INC.

By:	/s/ Ronald W. Buckly
Name: Title:	Ronald W. Buckly Senior Vice President, Legal

BREAKINGPOINT SYSTEMS, INC.

By:	/s/ Ronald W. Buckly
Name: Title:	Ronald W. Buckly Senior Vice President, Legal

NET OPTICS, INC.

By:	/s/ Ronald W. Buckly
Name: Title:	Ronald W. Buckly Vice President and Secretary

[Signature Page to Eighth Amendment to Credit Agreement and Consent]

NET OPTICS IL, LLC By: /s/ Ronald W. Buckly Name: Ronald W. Buckly Title: Secretary

[Signature Page to Eighth Amendment to Credit Agreement and Consent]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., in its capacity as Administrative Agent

By: /s/ Mollie S. Canup Name: Mollie S. Canup Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement and Consent]

LENDERS:	BANK OF AMERICA, N.A., in its capacity as Lender

By: /s/ Robert L. Wallace, Jr. Name: Robert L. Wallace, Jr. Title: SVP

[Signature Page to Eighth Amendment to Credit Agreement and Consent]

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Christopher D. Zumberge Name: Christopher D. Zumberge Title: Senior Vice President

[Signature Page to Eighth Amendment to Credit Agreement and Consent]

SILICON VALLEY BANK, as a Lender By: /s/ Raj Morey Name: Raj Morey Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement and Consent]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender By: Name: ____________________________________ Title: _____________________________________

[Signature Page to Eighth Amendment to Credit Agreement and Consent]

BARCLAYS BANK PLC, as a Lender By: /s/ Christine Aharonian Name: Christine Aharonian Title: Vice President

[Signature Page to Eighth Amendment to Credit Agreement and Consent]

STIFEL BANK AND TRUST, as a Lender By: /s/ Benjamin L. Dodd Name: Benjamin L. Dodd Title: Senior Vice President

[Signature Page to Eighth Amendment to Credit Agreement and Consent]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender By: Name: ___________________________________ Title: ____________________________________

[Signature Page to Eighth Amendment to Credit Agreement and Consent]